Exhibit 10.3

Bank of America	Fleet

Kimberly Crane
Agency Management Officer
Bank of America, N.A., as Agent for
Fleet National Bank, as Administrative Agent
100 North Tryon Street, 14th Floor
NC1-007-14-24
Charlotte, NC 28255
V: 704-387-5451
F: 704-409-0901
kimberly.crane@bankofamerica.com

April 6, 2005

VIA INTRALINKS

To: All Participant Lenders

Re: Autozone, Inc. (the “Borrower”), Amended and Restated 364-Day Credit Agreement dated as of May 17, 2004 (the “Agreement”) among Fleet National Bank, as Administrative Agent (the “Agent”), and The Several Lenders from time to time party hereto (the “Lenders”)

Ladies and Gentlemen:

Fleet National Bank, as Administrative Agent, has received Borrower’s request to extend the commitment Termination Date, pursuant to Section 3.4 (c) of the Agreement. The renewed facility will terminate on May 15, 2006.

Kindly evidence your concurrence as Lender by signing a copy of this letter and returning it via fax to me at 704 409 0901 by Wednesday, April 20, 2005. Please send the original signed copy as follows:

Attn:	Kimberly Crane Bank of America, N.A. 100 North Tryon Street, 14th Floor NC1-007-14-24 Charlotte, NC 28255

If you have any questions, please call me at 704 387 5451

Regards,

Bank of America, N.A., as Agent for Fleet National Bank, as Administrative Agent

/s/ Kimberly Crane

Kimberly Crane Agency Management Officer

The undersigned Lender hereby consents to the extension of the Termination Date as defined in the Amended and Restated 364-Day Credit Agreement to May 15, 2006.

By:	/s/ Barry Bergman

Barry Bergman Managing Director

Lender:	JPMorgan Chase Bank, N.A.

The undersigned Lender hereby consents to the extension of the Termination Date as defined in the Amended and Restated 364-Day Credit Agreement to May 15, 2006.

By:	/s/ Jeff Tebeaux

Lender:	BNP PARIBAS

By:	/s/ Brad Ellis

Lender:	BNP PARIBAS

The undersigned Lender hereby consents to the extension of the Termination Date as defined in the Amended and Restated 364-Day Credit Agreement to May 15, 2006.

By:	/s/ Heather Hinkelman

Heather Hinkelman

Lender:	US Bank

The undersigned Lender hereby consents to the extension of the Termination Date as defined in the Amended and Restated 364-Day Credit Agreement to May 15, 2006.

By:	/s/ Louis Alder

Name:	Louis Alder

Lender:	Merrill Lynch Bank USA

The undersigned Lender hereby consents to the extension of the Termination Date as defined in the Amended and Restated 364-Day Credit Agreement to May 15, 2006.

Charles C. Philipp Vice President

By:	/s/ Charles C. Philipp

Lender:	Citicorp USA, Inc.

The undersigned Lender hereby consents to the extension of the Termination Date as defined in the Amended and Restated 364-Day Credit Agreement to May 15, 2006.

By:	/s/ Bryan W. Ford

Lender:	SunTrust Bank Bryan W. Ford Director

The undersigned Lender hereby consents to the extension of the Termination Date as defined in the Amended and Restated 364-Day Credit Agreement to May 15, 2006.

By:	/s/ Theresa L. Rocha

Theresa L. Rocha, Vice President

Lender:	Union Bank of California, N.A.

The undersigned Lender hereby consents to the extension of the Termination Date as defined in the Amended and Restated 364-Day Credit Agreement to May 15, 2006.

By:	/s/ Heather A. Whiting

Heather A. Whiting, Account Officer

Lender:	COMERICA BANK

The undersigned Lender hereby consents to the extension of the Termination Date as defined in the Amended and Restated 364-Day Credit Agreement to May 15, 2006.

By:	/s/ Dan Killian

Lender:	Dan M. Killian Senior Vice President

The undersigned Lender hereby consents to the extension of the Termination Date as defined in the Amended and Restated 364-Day Credit Agreement to May 15, 2006.

By:	/s/ Zach Johnson

Zach Johnson

Lender:	Wells Fargo Bank, N.A.

The undersigned Lender hereby consents to the extension of the Termination Date as defined in the Amended and Restated 364-Day Credit Agreement to May 15, 2006.

By:	/s/ Anthony D. Braxton

Anthony D. Braxton, Director

Lender:	Wachovia Bank, National Association

The undersigned Lender hereby consents to the extension of the Termination Date as defined in the Amended and Restated 364-Day Credit Agreement to May 15, 2006.

By:	/s/ Elizabeth H. Vaughn, V.P.

Lender:	AmSouth Bank

The undersigned Lender hereby consents to the extension of the Termination Date as defined in the Amended and Restated 364-Day Credit Agreement to May 15, 2006.

By:	/s/ Thomas E. Bernhardt

Thomas E. Bernhardt

Lender:	The Northern Trust Company

The undersigned Lender hereby consents to the extension of the Termination Date as defined in the Amended and Restated 364-Day Credit Agreement to May 15, 2006.

Lender: CALYON NEW YORK BRANCH

/s/ Philippe Soustra

Philippe Soustra
Executive Vice President

By:	/s/ Scott R. Chappelka

Name:	Scott R. Chappelka

Title:	Director

The undersigned Lender hereby consents to the extension of the Termination Date as defined in the Amended and Restated 364-Day Credit Agreement to May 15, 2006.

By:	/s/ James H. Moore, Jr.

Lender:	First Tennessee Bank National Association

The undersigned Lender hereby consents to the extension of the Termination Date as defined in the Amended and Restated 364-Day Credit Agreement to May 15, 2006.

By:	/s/ [Illegible]

Lender:	NATIONAL CITY BANK

The undersigned Lender hereby consents to the extension of the Termination Date as defined in the Amended and Restated 364-Day Credit Agreement to May 15, 2006.

By:	/s/ [Illegible]

Lender:	Fifth Third Bank, N.A.

The undersigned Lender hereby consents to the extension of the Termination Date as defined in the Amended and Restated 364-Day Credit Agreement to May 15, 2006.

By:	/s/ [Illegible]

Lender:	The Bank of New York

The undersigned Lender hereby consents to the extension of the Termination Date as defined in the Amended and Restated 364-Day Credit Agreement to May 15, 2006.

By:	/s/ [Illegible]

Lender:	Compass Bank

The undersigned Lender hereby consents to the extension of the Termination Date as defined in the Amended and Restated 364-Day Credit Agreement to May 15, 2006.

By:	/s/ [Illegible]

Lender:	Hibernia National Bank

The undersigned Lender hereby consents to the extension of the Termination Date as defined in the Amended and Restated 364-Day Credit Agreement to May 15, 2006.

By:	/s/ [Illegible]

Lender:	KEYBANK NATIONAL ASSOCIATION

The undersigned Lender hereby consents to the extension of the Termination Date as defined in the Amended and Restated 364-Day Credit Agreement to May 15, 2006.

By:	/s/ [Illegible]

Lender:	National Bank of Egypt, NY Branch